April 21, 2006
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-1004


                  ATTN:   Mr. Mark Cowan
                          Document Control - EDGAR

RE:               AXP Variable Portfolio - Partners Series, Inc.
                        RiverSource Variable Portfolio - Fundamental Value Fund

                  Post-Effective Amendment No. 15
                  File No. 333-61346/811-10383

Dear Mr. Cowan:

Registrant is filing Post-Effective Amendment No. 15 on Form N-1A pursuant to Rule 485(b) and responds to the following staff comments received on or about March 20, 2006:


Comment No. 1: The prospectus notes that in evaluating whether to sell a security, Davis considers, among other factors, whether the stock's market price exceeds the Davis' estimate of intrinsic value. Please disclose what consideration is given to a stock's market price, if any, in deciding whether to purchase the stock of a company that possesses characteristics that may foster the creation of long-term value.

Response: The following statement has been added after the first sentence of the second paragraph in the section entitled "Principal Investment Strategies:"

                    Davis seeks to purchase stocks when the market price is less than Davis' estimate of intrinsic value. Intrinsic value depends upon Davis' estimate of the company's ability to generate increasing levels of free cash flow. Davis uses the Davis Investment Discipline to make these estimates.

Comment No. 2: Please disclose that "Other Expenses" are estimated. Instruction 5 to Item 3 of Form N-1A.

Response: The footnote (c) on page 4p has been revised to read as follows:

                    Other expenses are based on estimated amounts for the current fiscal year. Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses.

Comment No. 3: We urge all persons who are responsible for the accuracy and adequacy of the disclosure in the filings reviewed by the staff to be certain that they have provided all information investors require. Since the fund and its management are in possession of all facts relating to the fund's disclosure, they are responsible for the accuracy and adequacy of the disclosures they have made. In connection with responding to our comments, please provide, in writing, a statement from the company acknowledging that: the fund is responsible for the adequacy and accuracy of the disclosure in the filings; Staff comments or changes to disclosure in response to staff comments in the filings reviewed by the staff do not foreclose the Commission from taking any action with respect to the filing; and the fund may not assert this action as defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Response: The Registrant agrees to make such representations.

The prospectus for RiverSource Variable Portfolio - Fundamental Value Fund has been marked to show changes from Registrant's Post-Effective Amendment No. 14 filed on or about Feb. 8, 2006. The combined Statement of Additional Information for all RiverSource Variable Portfolio Funds includes information on RiverSource Variable Portfolio - Fundamental Value Fund. The Statement of Additional Information has been marked to show changes from AXP Variable Portfolio - Select Series, Inc. Post-Effective Amendment No. 3 to Registration Statement No. 333-113780 filed on or about February 27, 2006.

All marked changes on this filing are non-material. This Amendment does not contain disclosure that would render it ineligible to become effective pursuant to Rule 485(b)

If you have any questions regarding this filing, please contact Christopher O. Petersen at 612-671-4321 or Anna Butskaya at 612-671-4993.

Sincerely,


/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg
    Vice President, General Counsel and Secretary

Enclosure:        Post-Effective Amendment No. 15
                  File No. 333-61346/811-10383